Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 28, 2013 by and among Tengion, Inc., a Delaware corporation (the “Company”), those persons set forth on Schedule 1 to the Facility Agreement (as defined below) and Celgene Corporation (“Celgene”) (each individually, an “Investor” and together, the “Investors”).

WHEREAS:

A. In connection with the Facility Agreement by and among the Company and the parties identified on the signature pages thereto of even date herewith (the “Facility Agreement”), the Securities Purchase Agreement by and among the Company and the parties identified on the signature pages thereto of even date herewith (the “Securities Purchase Agreement”) and the Collaboration and Option Agreement by and among the Company and entities affiliated with Celgene, of even date herewith (the “Collaboration Agreement” and together with the Securities Purchase Agreement, the “Transaction Agreements”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors Warrants (as defined below) and Notes (as defined below) in the amount described in the Transaction Agreements and the Facility Agreement, respectively where each of the Warrants is exercisable into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and each of the Notes is convertible into shares of Common Stock, each upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants and the Notes, as applicable, all subject to the terms and conditions of the Facility Agreement and the Transaction Agreements; and

B. To induce the Investors to execute and deliver the Facility Agreement and the Securities Purchase Agreement or the Collaboration Agreement, as applicable, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws,

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. DEFINITIONS.

a. As used in this Agreement, the following terms shall have the following meanings:

(i) “Buyer” means any Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(ii) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any successor statute.

(iii) “Filing Deadline,” shall mean a date that is thirty (30) calendar days following the date the applicable Warrant or Note is issued.

(iv) “Note(s)” means the convertible notes issued by the Company pursuant to the Facility Agreement.

(v) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(vi) “Registration Deadline” shall mean a date that is ninety (90) calendar days following the date the applicable Warrant or Note is issued.

(vii) “Warrant(s)” means the warrants issued by the Company pursuant to the Transaction Agreements.

(viii) “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(ix) “Registrable Securities,” for a given Registration, means (a) any shares of Common Stock (the “Warrant Shares”) issued or issuable upon exercise of or otherwise pursuant to the Warrants (without giving effect to any limitations on exercise set forth in the Warrants), (b) any shares of Common Stock (the “Note Shares”) issued or issuable upon conversion of or otherwise pursuant to the Notes (without giving effect to any limitations on exercise set forth in the Notes), (c) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing, (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrants or the Notes, (e) any other warrants or shares of Common Stock issuable pursuant to the terms of the Facility Agreement, the Transaction Agreements, the Warrants, the Notes or this Registration Rights Agreement, and (e) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

(x) “Registration Period” means the period from the Registration Deadline until the earlier of (i) the date on which all of the Registrable Securities have been sold or (ii) the date on which all of the Registrable Securities for such Registration Statement (in the opinion of counsel to the Buyers) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the Securities Act.

(xi) “Registration Statement(s)” means a registration statement(s) of the Company under the Securities Act required to be filed hereunder.

2. REGISTRATION.

a. MANDATORY REGISTRATION.  (i) Following the date on which any Warrants and/or Notes are issued pursuant to the Facility Agreement, the Securities Purchase Agreement or the Collaboration Agreement (each, an “Issuance Date”), the Company shall prepare, and file with the SEC on or prior to the applicable Filing Deadline (as defined above) a Registration Statement (the “Mandatory Registration Statement”) on Form S-1 (or, if Form S-1 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Buyers, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities issued on the applicable Issuance Date (as defined above) which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants, conversion of the Notes or otherwise pursuant to the Warrants and/or Notes to prevent dilution resulting from stock splits, stock dividends, stock issuances or similar transactions. The number of shares of Common Stock included in such Registration Statement shall be no less than the aggregate number of shares that are then issuable upon exercise of the Warrants, conversion of the Notes, and/or otherwise pursuant to the Warrants and/or Notes issued on the Issuance Date, without regard to any limitation on the Buyers’ ability to exercise the Warrants or convert the Notes, respectively.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Buyers and their counsel prior to its filing or other submission.

(ii) If for any reason the SEC does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2(a)(i) above (the “Limited Registration Statement”), the Company will first include in such Limited Registration Statement the maximum amount of Warrant Shares that are permitted to be so included, with each Buyer having the right to sell an amount of Warrant Shares under such Limited Registration Statement on a pro rata basis amongst the holders of the Warrants based on the number of shares of Common Stock issuable upon exercise of the outstanding Warrants, and, if additional shares can be included in the Limited Registration Statement, the Company will include such additional number of Note Shares as are permitted to be included by the SEC, with each Buyer having the right to sell an amount of Note Shares under such Limited Registration Statement on a pro rata basis amongst the holders of the Notes based on the number of shares of Common Stock issuable upon conversion of the outstanding Notes.  For the avoidance of doubt, the Company will have no obligation to register Registrable Shares beyond the registration of Warrant Shares and Note Shares, if any, as may be permitted to be registered by the SEC under the Limited Registration Statement.

b. PIGGY-BACK REGISTRATIONS. If at any time prior to the expiration of the Registration Period the Company shall determine to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than debt securities or securities being registered on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Buyer written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Buyer shall so request in writing, the Company shall include in such Registration Statement all or any part of such Buyer’s Registrable Securities it requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Buyer has requested inclusion hereunder as the underwriter shall permit;

PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and

PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which a Buyer is entitled to registration under this Section 2(b) is an underwritten offering, then such Buyer shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

3.  OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

a. The Company shall prepare promptly, and file with the SEC as soon as practicable after each Issuance Date (but no later than the Filing Deadline), a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause each such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event shall cause each such Registration Statement relating to Registrable Securities to become effective no later than the Registration Deadline, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), except for information provided by a Buyer or any transferee of a Buyer pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b.  The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement or Limited Registration Statement, as applicable, and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement current and effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

c. The Company shall furnish to each Buyer and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as a Buyer may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Buyer. The Company will immediately notify the Buyers by facsimile or electronic mail of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable, but no later than five (5) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

d. The Company shall use its best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Buyers shall reasonably request and as may be required by law, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.

e.  As promptly as practicable after becoming aware of such event, the Company shall notify each Buyer of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Buyer as such Buyer may reasonably request.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Buyer who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

g. The Company shall permit a single firm of counsel designated by the Buyers to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at Buyers’ own cost, a reasonable period of time prior to their filing with the SEC (not less than three (3) business days but not more than five (5) business days) and not file any documents in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel.

h. The Company shall hold in confidence and not make any disclosure of information concerning a Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning such Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Buyer prior to making such disclosure, and allow such Buyer, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i. [INTENTIONALLY OMITTED]

j. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.

k. The Company shall cooperate with each Buyer who holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Buyer may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Buyer may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Buyer) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.

l. At the request of a Buyer, to the extent reasonable, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

m. The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Buyers.  In addition, the Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the Buyers.

n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyers of Registrable Securities pursuant to a Registration Statement.

o. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).

p.  If required by the Financial Industry Regulatory Authority, Inc. Corporate Financing Department, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

4. OBLIGATIONS OF THE BUYER. In connection with the registration of the Registrable Securities, each Buyer shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a Buyer that such Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the anticipated filing date of the Registration Statement, the Company shall notify each Buyer of the information the Company requires from such Buyer.  Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. Each Buyer, by such Buyer’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.

c. In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities are to be included, the Buyer agrees to enter into and perform the Buyer’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.

d. Each Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. REGISTRATION FAILURE.  In the event of a Registration Failure (as defined in the Warrants and/or Notes, as applicable), the Buyers shall be entitled to Failure Payments (as defined in the Warrants and/or Notes, as applicable) and such other rights as set forth in the Warrants and/or Notes, as applicable.

6. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company.

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) each Buyer, (ii) the directors, officers, partners, managers, members, employees, agents and each Person who controls any Buyer within the meaning of the Securities Act or the Exchange Act, if any, (iii) any underwriter (as defined in the Securities Act) for each Buyer in connection with an underwritten offering pursuant to Section 2(b) hereof, and (iv) the directors, officers, partners, employees and each Person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 10.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for the Buyer, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by Buyers. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

c.  Each Buyer will, severally but not jointly, indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a “Company Indemnified Person”), against any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Indemnity Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about such Buyer, where such information was furnished in writing to the Company by such Buyer for the purpose of inclusion in such Registration Statement.  Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Indemnity Claim if such settlement is effected without the prior written consent of the indemnifying Buyer which consent shall not be unreasonably withheld or delayed; and provided, further, however, that the aggregate liability of a Buyer for Indemnity Claims under this Section 7(c) shall not exceed the net amount of proceeds received by such Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement.  In no event shall any Buyer be liable under this provision (or under any other provision in this Agreement) for any Indemnity Claims arising out of any information furnished to the Company by any other Buyer.

d.  Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if an Indemnity Claim in respect thereof is to be made against a Buyer under this Section 7, deliver to such Buyer a written notice of the commencement thereof, and such Buyer shall have the right to participate in, and, to the extent such Buyer so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Buyer and the Company Indemnified Person, as the case may be.

8.  CONTRIBUTION.  To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard.

9.  REPORTS AND SUBMISSIONS UNDER THE 1934 ACT.  With a view to making available to the Buyers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Buyers to sell securities of the Company to the public without registration the Company agrees to:

a.  make and keep public information available, as those terms are understood and defined in Rule 144;

b.  file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c.  submit electronically to the SEC and post on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T under the Exchange Act; and

d. so long as the Buyers own Registrable Securities, promptly upon reasonable request, furnish to the Buyers (i) a written statement by the Company that it has complied with the reporting, submissions or posting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

10.  ASSIGNMENT OF REGISTRATION RIGHTS.  The rights under this Agreement shall be automatically assignable by each Buyer to any transferee of all or any portion of the Registrable Securities if:  (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.  In the event that a Buyer transfers all or any portion of its Registrable Securities pursuant to this Section, the Company shall have at least ten (10) business days to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415, and the commencement date of any Event of Failure (as defined in the Warrants and/or Notes, as applicable) or Event of Default (as defined in the Warrants and/or Notes, as applicable) under the Warrants and/or Notes, as applicable, caused thereby will be extended by ten (10) business days.

11.  AMENDMENT OF REGISTRATION RIGHTS.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Registrable Securities, and which shall include RA Capital Healthcare Fund L.P., if it is a holder at that time, at least one of Deerfield Special Situations Fund, L.P. or Deerfield Special Situations International Master Fund, L.P., if either of such entities is a holder at that time, at least one fund managed by QVT Financial LP, if it is a holder at that time, and Perceptive Life Sciences Master Fund LTD, if it is a holder at that time.  Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Buyers and the Company.

12.  MISCELLANEOUS.

a.  A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record or beneficially through a “street name” holder such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.  Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or by electronic mail and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, or when read by electronic mail (sender shall have received a “read by recipient” confirmation) in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

3929 Westpoint Boulevard, Suite G
Winston-Salem, NC 27103
Fax:  (336) 722-2436
Email:  Brian.Davis@tengion.com
Attn:  A. Brian Davis

With copy to:

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA  02199-3600
Fax: (617) 235-0706
Email: marc.rubenstein@ropesgray.com
Attn:  Marc A. Rubenstein, Esq.

If to a Buyer other than Celgene:

At the addresses provided in Section 6.3 of the Securities Purchase Agreement.

AND

c/o Deerfield Capital, L.P.
780 Third Avenue, 37th Floor
New York, New York 10017
Fax:  (212) 599-1248
Email:  Jflynn@deerfieldpartners.com
Attn:  James E. Flynn

With a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022
Fax:  (212) 940-8776
Email:      Mark.fisher@Kattenlaw.com
Elliot.press@Kattenlaw.com
Attn:  Mark I. Fisher, Esq.
Elliot Press, Esq.

If to Celgene:

Celgene Corporation
86 Morris Avenue
Summit, NJ  07901
Attn: Head of Research
Telephone:  (908) 673-9000
Fax:  (908) 673-2766

With a copy to:

Celgene Corporation
86 Morris Avenue
Summit, NJ  07901
Attn:  Legal Department
Telephone:  (908) 673-9000
Fax:  (908) 673-2771

Each party shall provide notice to the other party of any change in address.

c.  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

e.  This Agreement, the Warrants, the Notes, the Securities Purchase Agreement, the Facility Agreement and the Collaboration Agreement, as applicable (including all schedules and exhibits thereto), constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the Warrants, the Notes, the Securities Purchase Agreement, the Facility Agreement and the Collaboration Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.  Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

g.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Buyers shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m. There shall be no oral modifications or amendments to this Agreement.  This Agreement may be modified or amended only in writing.

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[Signature page follows]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: TENGION, INC. By: /s/ A. Brian Davis Name: A. Brian Davis Title: Chief Financial Officer and Vice President, Finance

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: By: /s/ Perry Karsen Name: Perry Karsen Title: EVP, Chief Operations Officer

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: By: /s/ Peter Kolchinsky Name: Peter Kolchinsky Title: Manager

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: By: /s/ Geoffrey D. Keegan Name: Geoffrey D. Keegan Title: Investment Manager, DUMAC, Inc. By: /s/ Jannine Lall Name: Jannine Lall Title: Assistant Treasurer, DUMAC, Inc.

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn
Name:  James E. Flynn
Title:    President
DEERFIELD SPECIAL SITUATIONS
INTERNATIONAL MASTER FUND, L.P.
By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn
Name:  James E. Flynn
Title:    President

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: PERCEPTIVE LIFE SCIENCES MASTER FUND LTD. By: /s/ James Mannix Name: James Mannix Title: COO

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Quintessence Fund L.P., by its general partner, QVT Associates GP LLC By: /s/ Keith Manchester Name: Keith Manchester Title: Authorized Signatory

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: QVT Fund V LP, by its general partner, QVT Associates GP LLC By: /s/ Keith Manchester Name: Keith Manchester Title: Authorized Signatory

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: QVT Fund IV LP, by its general partner, QVT Associates GP LLC By: /s/ Keith Manchester Name: Keith Manchester Title: Authorized Signatory

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Sabby Healthcare Volatility Master Fund, Ltd. By: /s/ Robert Grundstein Name: Robert Grundstein Title: COO of Buyer’s Investment Manager

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Sabby Volatility Warrant Master Fund, Ltd. By: /s/ Robert Grundstein Name: Robert Grundstein Title: COO of Buyer’s Investment Manager

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: HEALTHCAP IV LP by HealthCap IV GP SA By: /s/ Peder Fredrikson Name: Peder Fredrikson Title: President

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: HEALTHCAP IV Bis LP by HealthCap IV GP SA By: /s/ Peder Fredrikson Name: Peder Fredrikson Title: President

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: HealthCap IV KB by HealthCap IV GP AB By: /s/ Staffan Lindstrand Name: Staffan Lindstrand Title: Partner By: /s/ Anki Forsberg Name: Anki Forsberg Title: Partner

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

Odlander, Fredrikson & Co AB as a member and on
behalf of all members, if any, of OFCO Club IV

By: /s/ Staffan Lindstrand
Name:  Staffan Lindstrand
Title:    Partner
By: /s/ Anki Forsberg
Name:  Anki Forsberg
Title:    Partner

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: By: /s/ Carl Goldfischer, MD Name: Carl Goldfischer, MD Title: Manager and Managing Director

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: By: /s/ Carl Goldfischer, MD Name: Carl Goldfischer, MD Title: Manager and Managing Director

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Empery Asset Master, Ltd By: Empery Asset Management, LP, its authorized agent By: Empery AM GP, LLC By: /s/ Ryan M. Lane Name: Ryan M. Lane Title: Managing Member

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Hartz Capital Investments, LLC By: Empery Asset Management, LP, its authorized agent By: Empery AM GP, LLC By: /s/ Ryan M. Lane Name: Ryan M. Lane Title: Managing Member

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Capital Ventures International By: Heights Capital Management, Inc. its authorized agent By: /s/ Martin Kobinger Name: Martin Kobinger Title: Investment Manager

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Midsummer Small Cap Master, Ltd. By: /s/ Joshua Thomas Name: Joshua Thomas Title: Authorized Signatory

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: HUDSON BAY MASTER FUND LTD. By: /s/ George Antonopoulos Name: George Antonopoulos Title: Authorized Signatory

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS: Opus Point Healthcare Innovations Fund, LP By: /s/ Michael S. Weiss Name: Michael S. Weiss Title: Manager

[Registration Rights Agreement Signature Page]